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                                 EXHIBIT 10.34

 Amendment, dated January 3, 1997, to Employment Agreement between the Company and Brad A. Hummel.




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                       Diagnostic Health Services, Inc.
                       2777 Stemmons Freeway, Suite 1525
                             Dallas, Texas  75207

                                                            January 3, 1997

Mr. Brad A. Hummel
4434 Gloster
Dallas, TX  75220

          Re:      Seventh Amendment to Employment Agreement
                   -----------------------------------------

Dear Brad:

         This will confirm that, on the date hereof, the Board of Directors of Diagnostic Health Services, Inc. (the "Company") has authorized and approved certain amendments to your outstanding employment agreement with the Company dated November 1, 1991 (as amended to date, the "Employment Agreement").

         The amendments that have been authorized and approved consist of the following:

         1. Paragraph 2 of the Employment Agreement is hereby amended so as to provide for a new scheduled expiration date of December 31, 2001, subject to year-to-year renewal thereafter in accordance with such paragraph 2.

         2. Paragraph 3(a) of the Employment Agreement is hereby amended so as to provide for a minimum annual base salary of $270,000 per annum, effective retroactively to January 1, 1997.

         Except as specifically set forth herein, all terms and conditions of the Employment Agreement shall remain unmodified and in full force and effect.

         If you are in agreement with the foregoing, kindly confirm same by countersigning and returning to the Company a duplicate copy of this letter.

                                          Very truly yours,

                                          DIAGNOSTIC HEALTH SERVICES, INC.



                                      By: /S/ MAX W. BATZER
                                          -----------------
                                          Max W. Batzer, Chairman

Acknowledged, Confirmed and
Agreed To:



/S/ BRAD A. HUMMEL
------------------
Brad A. Hummel